UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: September 25, 2009
(Date of Earliest Event Reported): (September 24, 2009)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017

(Address of Principal Executive Offices)	(Zip Code)
(212) 527-4000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
In connection with the amendment of the terms of Revlon, Inc.’s (“Revlon”) previously-announced exchange offer (as amended, the “Exchange Offer”), in which each issued and outstanding share of Revlon Class A common stock, par value $0.01 per share, is exchangeable on a one-for-one basis for a newly-issued series of Revlon preferred stock, par value $0.01 per share, Revlon Consumer Products Corporation, Revlon’s wholly owned operating subsidiary (“RCPC”), and MacAndrews & Forbes Holdings Inc. (“MacAndrews & Forbes”) have entered into an Amended and Restated Amendment No. 2, dated as of September 23, 2009 (the “Term Loan Amendment”) to the Senior Subordinated Term Loan Agreement, dated as of January 30, 2008 (as amended, the “Senior Subordinated Term Loan Agreement”), by and between RCPC and MacAndrews & Forbes. Under the Term Loan Amendment, effective upon consummation of the Exchange Offer, the maturity date of the portion of the loan made pursuant to the Senior Subordinated Term Loan Agreement (the “Senior Subordinated Term Loan”) not contributed to Revlon in connection with the consummation of the Exchange Offer will be extended from August 2010 to five years after the consummation of the Exchange Offer, rather than four years (as under the original terms of the Exchange Offer), and the interest rate for such portion of the Senior Subordinated Term Loan will be changed from 11% to 12% per annum, rather than from 11% to 12.75% per annum (as under the original terms of the Exchange Offer). Effective upon the consummation of the Exchange Offer, the maturity date of the portion of the Senior Subordinated Term Loan to be contributed to Revlon in connection with the Exchange Offer will be extended from August 2010 to four years after the consummation of the Exchange Offer and the interest rate for such portion of the Senior Subordinated Term Loan will be changed from 11% to 12.75%. The Term Loan Amendment restates and supersedes the previously disclosed Amendment No. 2, dated as of August 9, 2009 and Amendment No. 3, dated as of August 27, 2009, to the Senior Subordinated Term Loan Agreement.
A copy of the Term Loan Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.
A copy of Revlon’s press release announcing the above amendment is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 1.01.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Amendment No. 2 to the Senior Subordinated Term Loan Agreement, dated as of September 23, 2009, by and between Revlon Consumer Products Corporation and MacAndrews & Forbes Holdings Inc. (incorporated by reference to Exhibit (d)(7) to Amendment No. 7 to Revlon, Inc.’s Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO filed on September 24, 2009).

99.1	Press Release of Revlon, Inc., dated as of September 24, 2009 (incorporated by reference to Exhibit (a)(5)(L) to Amendment No. 7 to Revlon, Inc.’s Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO filed on September 24, 2009).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION
By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Human Resources, Chief Legal Officer and General Counsel

Date: September 25, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Amendment No. 2 to the Senior Subordinated Term Loan Agreement, dated as of September 23, 2009, by and between Revlon Consumer Products Corporation and MacAndrews & Forbes Holdings Inc. (incorporated by reference to Exhibit (d)(7) to Amendment No. 7 to Revlon, Inc.’s Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO filed on September 24, 2009).

99.1	Press Release of Revlon, Inc., dated as of September 24, 2009 (incorporated by reference to Exhibit (a)(5)(L) to Amendment No. 7 to Revlon, Inc.’s Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO filed on September 24, 2009).

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